                                                                    Exhibit 99.1

                               DANAHER CORPORATION
                         2099 PENNSYLVANIA AVENUE, N.W.
                                   12TH FLOOR
                             WASHINGTON, D.C. 20006
                   TELEPHONE (202)-828-0850 FAX (202)-828-0860

FOR IMMEDIATE RELEASE                                  CONTACT: Patrick Allender
                                                         Chief Financial Officer
                                                                  (202) 828-0850

                           DANAHER CORPORATION REPORTS
                         FOURTH QUARTER AND 2001 RESULTS

-----------------------------------------------------------------------------

         WASHINGTON, D.C., January 24, 2002 -- Danaher Corporation (NYSE:DHR) announced today results for the fourth quarter and year ended December 31, 2001. Net earnings for the fourth quarter of 2001, excluding restructuring charges, were $76.6 million, compared to $87.8 million for the 2000 fourth quarter. Diluted earnings per share, excluding restructuring charges, were $0.52 for the 2001 fourth quarter, a decrease of 13% from $0.60 in 2000. During the fourth quarter of 2001, the company recorded a restructuring charge of $69.7 million ($43.5 million after tax), or $0.29 per share, related to the consolidation of several of its manufacturing facilities. Fourth quarter 2001 net earnings after this charge were $33.1 million, or $0.23 per share. Sales for the 2001 fourth quarter were $918.9 million, compared to $1,032.4 million for the fourth quarter of 2000, a decrease of 11%.

         For the full year 2001, net earnings, excluding restructuring charges, were $341.2 million, compared to $324.2 million for the year ended December 31, 2000, an increase of 5%. Diluted earnings per share before restructuring charges were $2.30 for 2001, a 3% increase compared to $2.23 in 2000. Net earnings after restructuring charges were $297.7 million, or $2.01 per share. Sales in 2001 were $3.782 billion, compared to $3.778 billion in 2000.

         H. Lawrence Culp, Jr., President and Chief Executive Officer, stated, "Despite the difficult economic environment that existed during 2001, Danaher was able to deliver superior results. Full year earnings per share, before restructuring charges, grew 3% during a period in which the industrial economy contracted and core volume declined approximately 8%. Our operating cash flow of $608.5 million was again a record for Danaher, exceeding 2000 by 19%. Aggressive cost reductions implemented throughout 2001, as well as the restructuring actions announced last month, enabled Danaher to grow earnings in 2001 and effectively position ourselves for 2002."

         Danaher Corporation is a leading manufacturer of Process/Environmental Controls and Tools and Components. (www.danaher.com)
                                     ---------------

         Statements in this release that are not strictly historical may be forward-looking statements, which involve risks and uncertainties. These include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the company's SEC filings.

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(in thousands, except per share amounts)



                                                                   Quarter Ended                       Year Ended
                                                                   -------------                       ----------
                                                                                      (unaudited)

                                                             12/31/01         12/31/00           12/31/01         12/31/00
                                                             --------         --------           --------         --------

Net sales  . . . . . . . . . . . . . . .  . . . . .         $ 918,932       $1,032,369         $3,782,444       $3,777,777

Cost of sales . . . . . . . . . . . . . . . . . . .           580,699          636,774          2,338,027        2,315,731

Selling, general and administrative expenses                  209,167          244,584            872,680          909,897

Restructuring expenses (1). . . . . . . . . . . . .            69,726               --             69,726               --
                                                            ---------       ----------          ---------        ---------

       Total operating expenses   . . . . . . . . .           859,592          881,358          3,280,433        3,225,628
                                                            ---------       ----------          ---------        ---------


Operating profit . . . . . . . . . . .  . . . . . .            59,340          151,011            502,011          552,149

Interest expense . . . . . . . . . . . . . . . . .              6,362            9,456             25,747           29,225
                                                            ---------       ----------          ---------        ---------

Earnings before income taxes . . . . . . . . . . .             52,978          141,555            476,264          522,924


Income taxes . . . . . . . . . . . . . . . . . . .             19,866           53,791            178,599          198,711
                                                            ---------       ----------          ---------        ---------

Net earnings . . . . . . . . . . . . . . . . . . .          $  33,112       $   87,764          $ 297,665        $ 324,213
                                                            ---------       ----------          ---------        ---------

Basic earnings per share . . . . . . . . . . . . .              $ .23            $ .62             $ 2.07           $ 2.28

Average shares outstanding . . . . . . . . . . . .            143,794          142,516            143,630          142,469

Diluted earnings per share . . . . . . . . . . . .              $ .23            $ .60             $ 2.01           $ 2.23

Average shares and  equivalents outstanding . . . .           152,088          146,095            151,848          145,499

 (1) After-tax effect of restructuring
     expenses . . . . . . . . . . . . . . . . . . .            43,500               --             43,500               --

     Per diluted share  . . . . . . . . . . . . . .             $ .29               --             $  .29               --



These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)



                                                                        -----------------------------------------
                                                                                     As of December 31,
                                                                        -----------------------------------------
ASSETS                                                                        2001                    2000
                                                                        ----------------        -----------------
Current assets:
Cash and equivalents. . . . . . . . . . . . . . . . . . . . . . . . . .     $ 706,559              $ 176,924

Trade accounts receivable, less allowance for doubtful
     accounts of $44,000 and $37,000. . . . . . . . . . . . . . .   . .       585,318                704,214

Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      408,236                460,610

Prepaid expenses and other. . . . . . . . . . . . . . . . . . . . . . .       174,502               132,558
                                                                           -----------           ------------

     Total current assets . . . . . . . . . . . . . . . . . . . . . . .     1,874,615              1,474,306

Property, plant and equipment, net. . . . . . . . . . . .  . . . . . . .      533,572                575,531

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      119,639                117,942

Excess of cost over net assets of acquired companies,
     less accumulated amortization of $310,000 and $245,000. . . . . . .    2,292,657             1,863,900
                                                                           -----------           ------------

                                                                           $4,820,483            $4,031,679
                                                                           ===========           ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and current portion of debt . . . . . . . . . . . . . . .      $ 72,356               $ 81,633

Trade accounts payable. . . . . . . . . . . . . . . . . . . . . . . . .       235,501                262,095

Accrued expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .       709,437               674,812
                                                                           -----------           ------------

     Total current liabilities. . . . . . . . . . . . . . . . . . . . .     1,017,294              1,018,540

Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . .      455,270                357,249

Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,119,333                713,557

Stockholders' equity:
     Common stock, one cent par value; 300,000 shares
     authorized; 157,327 and 155,650 issued;
     143,314 and 142,013 outstanding.  . . . . . . . . . . . . . . .            1,573                  1,556

Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . .       375,279                364,426

Accumulated other comprehensive income . . . . . . . . . . . . . . . .        (69,736)              (59,130)

Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,921,470             1,635,481
                                                                           -----------           ------------

     Total stockholders' equity. . . . . . . . . . . . . . . . . . . . .    2,228,586             1,942,333
                                                                           -----------           ------------

                                                                           $4,820,483            $4,031,679
                                                                           ===========           ============

These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.

DANAHER CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                    ----------------------------------------------
                                                                                 Year Ended December 31,
                                                                    ----------------------------------------------
                                                                        2001           2000             1999
                                                                        ----           ----             ----

Cash flows from operating activities:

Net earnings  . . . . . . . . . . . . . . . . . . . . . . . . .  . .    $ 297,665    $ 324,213    $ 261,624

Depreciation and amortization  . . . . . . . . . . . . . . . . . . .      178,390      149,721      126,419

Change in trade accounts receivable  . . . . . . . . . .  . . .  . .      142,308      (15,926)     (60,327)

Change in inventories  . . . . . . . . . . . . . . . . . . . . . . .       66,833      (38,451)      11,149

Change in accounts payable   . . . . . . . . . . . . . . .  . . . .       (38,138)         (81)      45,852

Change in other assets, accrued expenses and other  liabilities  . .      (38,587)      92,769       34,390
                                                                        ---------    ---------    ---------

     Total operating cash flows  . . . . . . .  . . . . . . . . . .       608,471      512,245      419,107
                                                                        ---------    ---------    ---------
Cash flows from investing activities
Payments for additions to property, plant and equipment, net . . . .      (80,585)     (88,503)     (88,909)

Net cash paid for acquisitions  . . . . . . .  . . . . . . . . . . .     (406,988)    (706,794)     (64,834)
                                                                        ---------    ---------    ---------
      Net cash used in investing activities . . . . . . . . . . . . .    (487,573)    (795,297)    (153,743)
                                                                        ---------    ---------    ---------
Cash flows from financing activities:

Proceeds from sale of treasury stock . . . . . . . . . . . . . . . .         --           --         69,845

Proceeds from issuance of common stock  . . . . . . . . . . . . . . .      28,169       26,580       18,141

Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . . .      (11,676)     (10,015)      (9,912)

Borrowings (repayments) of debt, net  . . . . . . . . . . . . . . .       410,516      266,090     (129,851)

Purchase of treasury stock . . . . . . . . . . . . . . . . . . . . .      (17,299)     (82,174)        --
                                                                        ---------    ---------    ---------

      Net cash provided by (used in) financing activities . . . . .       409,710      200,481      (51,777)
                                                                        ---------    ---------    ---------
Effect of exchange rate changes on cash   . . . . . . . . . . . . .          (973)        (786)      (1,104)
                                                                        ---------    ---------    ---------
Net change in cash and equivalents  . . . . . . . . . . . . . . . .       529,635      (83,357)     212,483

Beginning balance of cash and equivalents  . . . . . . . . . . . . .      176,924      260,281       47,798
                                                                        ---------    ---------    ---------
Ending balance of cash and equivalents . . . . . . . . . .  . . . .     $ 706,559    $ 176,924    $ 260,281
                                                                        =========    =========    =========


These statements are presented for reference only. The final audited statements will include footnotes, which should be referenced when available, to more fully understand the contents of these statements.